Exhibit 99.2
Second Quarter Fiscal 2012 Earnings
Conference Call
August 1, 2012

Forward-Looking Statements
This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels and timing of newbuilding and scrapping, prospects for certain strategic alliances and investments, including OSG’s U.S. Flag business unit, projected scheduled drydock and off hire days for the third and fourth quarters of 2012, projected locked-in charter revenue and locked-in time charter days for the remaining six months of 2012 and 2013 through 2016 and thereafter, OSG’s ability to achieve its liquidity raising objectives, including satisfactory long-
term financing, estimated revenue and expense items, levels of equity income and capital expenditures for 2012, the profitability in 2012 of certain business units and OSG’s LNG and FSO joint ventures, OSG’s ability to access capital markets, raise additional debt financing and sell assets, OSG’s ability to further reduce general and administrative expense and vessel expenses, prospects of OSG’s strategy of being a market leader in the segments in which it competes, the projected growth of the Jones Act and world tanker fleets, and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2011 on Form
10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.

Financial Highlights for 2Q2012
■ The second quarter of 2012 opened with improving trading conditions in our key International markets that gave way in May as seasonal and technical demand turned lower
 • Adjusted 2Q2012 net loss of $46.0M or $1.52 per diluted share
 • Cash flow from operations in 2Q2012 was + $10.1M and + $19.6M for 6 mos. thru June 30
■ The 2Q2012 spot rate for MRs was $10,500/day, after our early Q2 bookings of $15,500/day
 • Activity fell due to reduced demand and the closure of the Hovensa and Aruba refineries
 • The May collapse in product prices shut down the cross-Atlantic arbitrage trade
 • Stronger Atlantic basin markets drew in MRs from weaker Far East markets
■ In International Crude, inventory building ahead of Iran embargo and Motiva startup drove spot rate strength in late Q1 / early Q2
 • Reversal of inventory cycle, tepid U.S. and European oil demand, temporary loss of Motiva volumes and negative seasonality have taken a toll on demand in the larger Crude classes
 • Activity in Aframax market remains subdued - TCEs are little changed from $10-13k over the last 5 qtrs
 • As a result, the Q2 average Crude TCE rate was similar to Q1’s - but quarter ended on a weak note
■ Weak International market conditions persist as we proceed through the third quarter
■ Continued strength in our Jones Act markets - 2Q2012 operating income of $16.7M 1
■ Continued focus on cost containment at sea and ashore
 • Average 2012 YTD International and U.S. Flag daily vessel expenses remain well inside of 2012 budget
 • Consolidation of International Flag technical management in Athens is on track - annual savings of $3 - 4M with enhanced efficiency
1 Before direct and allocated general and administrative expense, equity in income of affiliates and gain/(loss) on vessel dispositions.

Liquidity Update
■ In July, OSG drew down the $343 million in remaining availability under the
 $1.5 billion revolving credit facility
■ This was a prudent step to ensure continued liquidity in light of the ongoing difficult market conditions we are operating in
■ The cash will be available for general corporate purposes. It is invested in short
 -term U.S. Treasury securities and similar high-quality, highly liquid money market instruments
■ Combined with the cash we already had on hand, we now have cash of over
 $550 million
■ We are working with our banks to put in place new long term financing for the
 Company, while also pursuing other liquidity raising options

Outlook for International Crude Markets
Modest improvement expected for full year 2012 compared with 2011
■ The Crude tanker market remains oversupplied, but ordering restraint remains intact
 • We forecast net Crude fleet growth of 6% in 2012, 5% in 2013 and 1% in 2014
■ Global oil demand forecast to increase in 2H2012 to 90.7 mbpd 1
 • Increase of 1.0 mbpd over 2H2011 and 1.6 mbpd over 1H2012
 • Full year 2013 forecast for oil demand is now 90.9 mbpd, a 1.0 mbpd increase (+1.1%) over 2012
■ Increasing U.S. crude production will continue to displace imports, partially offset by:
 • Long-haul AG-West VLCC movements will resume with startup of Motiva refinery expansion in 2013
 • Suezmax demand should benefit from production at Trainer and Philadelphia refineries in the
 Delaware Bay
■ Despite moderating economic growth, China/Asia to continue to drive tonne-mile demand growth
 • New Asian refining capacity coming online - 840 kbpd in 2H2012 and 930 kbpd in 2013
 • West African exports to Asia should be restored as Brent-Dubai spread (now $4) normalizes with completion of North Sea maintenance in late 3Q2012
 • Latin America is forecast to increase exports to Asia to 1.1 mbpd in 2H2012, a 25% increase vs.
 2011
1 Global oil demand forecast per International Energy Agency (IEA).

Outlook for International Products Markets
■ Net fleet growth to remain restrained at about 2.5% in both 2012 and 2013
■ The U.S. Gulf Coast is now firmly established as a key Products export center
 • Highly competitive due to access to cheap domestic crudes and natural gas feedstock
 • Export growth driven primarily by strong Latin American demand
 - Forecast growth of 150 kbpd per year in both 2012 and 2013
 • Startup of Valero’s hydrocrackers and Motiva expansion in 2013 should increase product exports
■ Improving prospects for increased cross-Atlantic trade
 • Potential for higher gasoline/additive movements from Europe into U.S. East Coast
 - Lower U.S. ethanol production due to Midwest drought
 • European diesel demand bottoming - local refinery closures create import requirement that should benefit MRs
■ New long-haul MR trade developing from U.S. West Coast to South America
■ Increased Asian product trade flows should draw back MRs that repositioned to the Atlantic basin in 1H2012
 • Shutdown of Australian refinery capacity to increase long-haul import requirement
 • Increase in export refining capacity in India to result in growth in product movements East and West

Outlook for U.S. Flag Markets
Jones Act market continues to improve
■ Positive Jones Act fundamentals remain intact
 • Restrained fleet growth - net increase of only 4 vessels to 58 thru 2015
 • U.S. Gulf refiners benefiting from closure of Hovensa refinery, which supplied
 Florida with 150 kbpd of clean products
 • Motiva startup in 2013 provides opportunity for longer term Jones Act demand growth
■ Our 12 Jones Act tankers are all on time charter - 2012 renewals are being done at consecutively higher rates
■ Four of our clean Products ATBs are now on time charter
■ Recently announced transactions for the Philadelphia and Trainer refineries in the Delaware Bay are positive for our Jones Act business

Management Priorities
■ Reach agreement with our banks to put in place long-term financing that allows us to manage through an extended downturn in our markets
■ Execute some of the other liquidity raising options we have been pursuing
■ Capitalize on strong U.S. Flag fundamentals, sustain commercial outperformance in International Flag segments and improve results from our LNG and FSO joint ventures
■ Continue to keep costs on shore and at sea under control
■ Maintain high technical performance of the fleet at the same time we pursue further fuel efficiency savings and tight management of drydock costs

page *
Financial Review
Myles Itkin, CFO

(In thousands, except EPS and days)	2Q2012	2Q2011
Shipping Revenues	**291,354**	**271,738**
Voyage expenses	81,353	64,407
TCE Revenues	**210,001**	**207,331**
Vessel expenses	68,920	68,546
Charter hire expenses	97,064	99,132
Depreciation and amortization	50,351	42,720
General and administrative	23,088	22,434
Severance and relocation costs	1,302	-
Gain on sale of vessels	(285)	(1,455)
	240,440	231,377
Loss from vessel operations	(30,439)	(24,046)
Equity in income of affiliated companies	5,538	3,930
Operating Loss	**(24,901)**	**(20,116)**
Other (expense) / income	(6,484)	722
Interest expense	(22,084)	(19,134)
Income tax (provision) / benefit	(1,857)	1,220
Net Loss	**($55,326)**	**($37,308)**
Diluted EPS	**($1.83)**	**($1.24)**
Diluted shares outstanding	30,315	30,228
EBITDA	**$18,966**	**$23,326**
Diluted EPS	($1.83)	($1.24)
Less: Special Items	($0.31)	($0.04)
Adjusted Diluted EPS	**($1.52)**	**($1.20)**
Operating Days	10,727	10,213
Revenue Days	10,454	9,878

Financial Review - Income Statement
Reflects improved results from U.S. Flag Product Carriers
and ATBs and higher average spot rates for VLCCs and
Suezmaxes, partially offset by weaker rates for Aframaxes
and MRs
Reflects $3.0M in retention bonuses, partially offset by
$2.6M reduction in compensation for shore-based staff
relating to headcount reductions and decreased incentive
compensation accruals
Reflects newbuild deliveries in U.S. Flag, Int’l Products
and VLCC fleets
Costs associated with the relocation of technical
management operations for the International Crude fleet
Reflects increase in the average amount of variable rate
debt outstanding, along with a decline in capitalized
interest resulting from the completion of the construction
on several newbuilds and commitment fees on the
forward start facility entered in May 2011
Reflects $3.9M in unrealized losses on FFAs and bunker
swaps and $3.4M in net losses on securities / investments

(In thousands)	As of Jun. 30, 2012	As of Dec. 31, 2011
ASSETS		
Cash and cash equivalents	$226,554	$54,877
Voyage receivables	185,345	168,313
Other receivables, including income taxes recoverable	48,994	52,337
Inventories, prepaid expenses and other current assets	39,307	66,620
Total Current Assets	500,200	342,147
Vessels and other property, less accum. depr.	3,186,542	3,226,923
Deferred drydock expenditures, net	73,268	66,023
Total Vessels, Deferred Drydock and Other Property	3,259,810	3,292,946
Investments in affiliated companies	262,710	251,385
Intangible assets, less accumulated amortization	74,567	77,158
Goodwill	9,589	9,589
Other assets	44,458	61,124
Total Assets	$4,151,334	$4,034,349
LIABILITIES AND EQUITY		
Accounts payable, accrued expenses and other current liabilities	$142,605	$125,111
Current installments of long-term debt	292,412	14,990
Long-term debt	1,952,240	2,050,902
Deferred gain on sale and leaseback of vessels	6,516	11,051
Deferred income taxes and other liabilities	280,508	277,050
Total Liabilities	2,674,281	2,479,104
Total Equity	1,477,053	1,555,245
Total Liabilities and Equity	$4,151,334	$4,034,349

OSG

Financial Review - Balance Sheet
Reflects $229M drawn under revolving credit facility
Includes CIP of $86M for 2 Aframaxes
Reflects transfer of marketable securities portfolio to
short term investments which were sold in June 2012
Reflects $256M related to excess of current unsecured
revolving credit facility (plus outstanding letters of
credit), which matures in February 2013, over the
$900M capacity of the forward start facility
Cash balances will be available to the extent
necessary to pay down any excess revolver
balance prior to the effectiveness of the
forward start facility in February 2013

- Estimated vessel expenses — **$285M to $295M**
  updated from $295M to $305M to reflect actual spend in Q2

- Time and bareboat charter hire expenses — **$365M to $370M**
  updated from $350M to $360M to reflect short-term charters and extensions executed in Q2
  - *Includes $5M in non-cash expenses net of $6M in deferred gain amortization*
  - *Includes $38M to $43M of estimated cash charter hire expense for time chartered-in vessels not appearing on OSG's fleet list (with charter durations less than 1 year)*
  - *Aframax Lightering spot charters-in: includes $11M of actual expense in Q1 and Q2; excludes estimated expense for Q3 and Q4*

- Depreciation and amortization — **$195M to $205M**

- G&A — **$83M to $89M**
  updated from $80M to $87M to reflect retention bonuses paid in Q2

- Equity income of affiliated companies — **$25M to $30M**

- Interest expense — **$89M to $94M**
  updated from $87M to $95M to reflect increased revolver borrowings

- Capital expenditures
  - **Drydock costs** — **$41M for full year** (Q3 $9M; Q4 $8M on 13 vessels)
  - **Newbuild progress payments, vessel improvements and capitalized interest** — **$59M for full year** (Q3 $17M; Q4 $3M)

OSG

2012 Guidance

page *
Appendix

(In thousands, except per share amounts)	Three Months Ended				Six Months Ended			
	Jun. 30, 2012		Jun. 30, 2011		Jun. 30, 2012		Jun. 30, 2011	
	$	$ Per Share	$	$ Per Share	$	$ Per Share	$	$ Per Share
Loss / (gain) on sale or write-down of securities and investments	($3,368)	($0.11)	$69	$0.00	($2,350)	($0.08)	$500	$0.02
Gain on sale of vessels	285	0.01	1,455	0.05	391	0.01	587	0.02
Severance and relocation costs	(1,302)	(0.04)	-	-	(2,213)	(0.07)	-	-
Mark-to-market loss on FSO Africa interest rate swaps	(994)	(0.03)	(2,308)	(0.08)	(1,091)	(0.04)	(2,373)	(0.08)
Unrealized derivative activity	(3,942)	(0.13)	(463)	(0.02)	(1,920)	(0.06)	225	0.01
Total	**($9,320)**	**($0.31)**	**($1,248)**	**($0.04)**	**($7,182)**	**($0.24)**	**($1,061)**	**($0.04)**
Reported Net Loss / EPS	**($55,326)**	**($1.83)**	**($37,308)**	**($1.24)**	**($90,139)**	**($2.98)**	**($71,866)**	**($2.39)**
Adjusted Net Loss / EPS	**($46,006)**	**($1.52)**	**($36,060)**	**($1.20)**	**($82,957)**	**($2.74)**	**($70,805)**	**($2.35)**
Diluted shares outstanding		30,315		30,228		30,299		30,219

OSG

Reconciling Items
Special Items Affecting Net Loss
Set forth below are significant items of income and expense that affected the Company’s results for the three and six months ended June 30,
2012 and 2011, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results.

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,	
($ in thousands)	2012	2011	2012	2011
Time charter equivalent revenues	$210,001	$207,331	$424,030	$413,893
Add: Voyage expenses	81,353	64,407	159,702	121,513
Shipping Revenues	$291,354	$271,738	$583,732	$535,406

	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,	
($ in thousands)	2012	2011	2012	2011
Net Loss	($55,326)	($37,308)	($90,139)	($71,866)
Income tax provision / (benefit)	1,857	(1,220)	510	(2,776)
Interest expense	22,084	19,134	45,094	36,873
Depreciation and amortization	50,351	42,720	99,613	85,028
EBITDA	$18,966	$23,326	$55,078	$47,259

OSG

Reconciling Items (cont’d)
EBITDA
EBITDA represents operating earnings before interest expense and income taxes and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While
EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
TCE Revenues

Fleet Composition - As of July 30, 2012
	Owned	Chartered-in	Total	Newbuild	Total
VLCC 1	11	2	13	-	13
FSO	2	-	2	-	2
Suezmax	-	3	3	-	3
Aframax	4	4	8	2	10
Panamax	9	-	9	-	9
Lightering	4	2	6	-	6
Total Crude	30	11	41	2	43
LR1	4	2	6	-	6
MR 2	17	22	39	-	39
Total Products	21	24	45	-	45
Product Carrier	2	10	12	-	12
Clean ATB	7	-	7	-	7
Lightering ATB	3	-	3	-	3
Total U.S. Flag	12	10	22	-	22
Total Gas	4	-	4	-	4
TOTAL	67	45	112	2	114
1 Includes 1 owned ULCC. 2 Includes 2 owned U.S. Flag MRs that trade internationally, an owned car carrier and a chartered-in chemical tanker.
Note: Excludes charters-in of less than one year: 0.2 VLCCs, 3.6 Suezmaxes, 2.0 Aframaxes and 1.0 Aframax Lightering (based on percent interest).

Actual		Estimate	
	1Q2012	**2Q2012**	**3Q2012**	**4Q2012**
Crude				
VLCC (including ULCC)	64	46	9	9
Suezmax	9	-	5	5
Aframax	36	8	8	8
Aframax Lightering	-	7	41	1
Panamax	14	131	6	6
Refined Petroleum Products				
LR1	-	-	-	20
MR	22	24	14	44
Chemical	-	-	-	-
U.S. Flag				
Product Carrier	28	31	12	50
ATB	22	25	23	56
Other	-	-	-	-
TOTAL	**196**	**273**	**118**	**199**

OSG

Off Hire Schedule
Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled or known maintenance and repairs. The table below sets forth, by vessel class, actual days off hire for the first and second quarters of 2012 and anticipated days off hire for the third and fourth quarters of 2012 for the above-mentioned events.

Crude	Products	U.S. Flag	Other	Total OSG
Base charter hire	$33,599	$31,846	$20,855	$1,652	**$87,952**
Profit share	-	(27)	-	-	**(27)**
Amortization of deferred gain	(363)	(809)	-	-	**(1,172)**
Deferred payment obligations	-	-	1,392	-	**1,392**
Amortization of capitalized costs	-	-	1,242	-	**1,242**
Spot Charter Lightering	7,677	-	-	-	**7,677**
Charter hire expense	$40,913	$31,010	$23,489	$1,652	**$97,064**

	VLCC	Suezmax	Aframax	Lightering	Total Crude
Base charter hire	$7,970	$11,454	$10,309	$3,866	**$33,599**
Profit share	-	-	-	-	**-**
Amortization of deferred gain	(458)	-	95	-	**(363)**
Spot Charter Lightering	-	-	-	7,677	**7,677**
Charter hire expense	$7,512	$11,454	$10,404	$11,543	**$40,913**

OSG

Charter Hire Expense by Segment
For the Quarter Ended June 30, 2012
($ in thousands)
Note: Vessels chartered-in for less than one year are not on the Company’s fleet list.
All from vessels
not on fleet list
All from vessels
not on fleet list
Includes $10.9 mil
from vessels not
on fleet list
Includes $10.9 mil
from vessels not
on fleet list

Time Charter	Pool Charters	Total
2012 (7/1to 12/31)	$154,873	$3,515	$158,389
2013	181,121	438	181,559
2014	92,482	-	92,482
2015	17,329	-	17,329
2016 and thereafter	-	-	-
Total	$445,805	$3,954	$449,759
% of Total	99%	1%	100%

	U.S.	Product	Crude	Other	Total
2012 (7/1to 12/31)	$136,070	$8,078	$8,310	$2,415	$154,873
2013	168,830	6,852	5,440	-	181,121
2014	88,336	679	3,468	-	92,482
2015	15,952	-	1,378	-	17,329
2016 and thereafter	-	-	-	-	-
Total	$409,187	$15,608	$18,594	$2,415	$445,805
% of Total	92%	4%	4%	1%	100%

	U.S.	Product	Crude	Other	Total
2012 (7/1to 12/31)	2,914	568	687	154	4,323
2013	3,217	489	527	-	4,233
2014	1,463	46	365	-	1,874
2015	216	-	145	-	361
2016 and thereafter	-	-	-	-	-
Total	7,810	1,103	1,724	154	10,791
% of Total	72%	10%	16%	1%	100%

OSG

Future Revenue $/Days by Segment
As of June 30, 2012
Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
($ in 000)
Locked-in
Charter Revenue
($ in 000)
Note: Locked-in time charter days for 2012 are as of 6/30/12 and will differ from a more current date used in Appendices 3 and 4 in the quarterly earnings press release.

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